UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 16, 2020

PATTERN ENERGY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1088 Sansome Street

San Francisco, CA 94111

(Address and zip code of principal executive offices)

(415) 283-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A common stock	PEGI	Nasdaq Global Select Market
Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introduction

As previously disclosed, Pattern Energy Group Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 3, 2019, with Pacific US Inc., a Delaware corporation (“Parent”), and Pacific Bidco US Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). On March 16, 2020 (the “Closing Date”), upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the General Corporation Law of the State of Delaware, Merger Sub merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”). Parent is an affiliate of Canada Pension Plan Investment Board (“CPPIB”).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

On the Closing Date, Parent completed the acquisition of the Company. Pursuant to the Merger Agreement, each share of Class A common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than shares of Company Common Stock held by Parent or Merger Sub, shares of Company Common Stock owned by the Company (including shares held in treasury) and shares of Company Common Stock owned by stockholders who have properly made and not withdrawn or lost a demand for appraisal rights under Delaware law (collectively, “Excluded Shares”)) were converted into the right to receive $26.75 in cash, without interest and subject to applicable withholding taxes (“Merger Consideration”).

Pursuant to the Merger Agreement, except as provided in the following sentence, (i) each outstanding Company restricted share with vesting conditioned on the passage of time vested and all restrictions thereon lapsed in full as of immediately before the Effective Time, and each such Company restricted share was canceled and converted into the right to receive the Merger Consideration, (ii) each outstanding Company performance share vested based on the maximum level of performance and all restrictions thereon lapsed in full as of immediately before the Effective Time, and each such Company performance share was canceled and converted into the right to receive the Merger Consideration, (iii) each outstanding Company restricted stock unit vested and all restrictions thereon lapsed in full as of immediately before the Effective Time and each such Company restricted stock unit was canceled and converted into the right to receive an amount in cash, without interest, equal in value to the product of (x) the Merger Consideration multiplied by (y) the aggregate number of shares of Company Common Stock subject to such Company restricted stock unit award immediately before the Effective Time and (iv) each outstanding Company stock option was canceled and converted at the Effective Time into the right to receive an amount in cash, without interest, equal to the product of (x) the excess, if any, of the Merger Consideration over the per share exercise price of the applicable Company stock option multiplied by (y) the aggregate number of shares of Company Common Stock subject to such Company stock option immediately before the Effective Time; provided that any Company stock options with a per share exercise price that is equal to or greater than the Merger Consideration were canceled for no consideration. Notwithstanding the foregoing, and pursuant to the Merger Agreement, Company restricted shares and Company performance shares held by certain members of management were converted into restricted shares of the surviving company with the same terms and conditions, except the Company performance shares were deemed satisfied at the maximum level of performance.

The foregoing description of the Merger and the Merger Agreement, and the related transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 4, 2019 and incorporated herein by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

In connection with the closing of the Merger, the Company notified the NASDAQ Global Select Market (“NASDAQ”) and the Toronto Stock Exchange (the “TSX”) on the Closing Date that the certificate of merger has been filed with the State of Delaware and that, at the Effective Time, each share of Company Common Stock (other than the Excluded Shares) was converted into the right to receive Merger Consideration. In addition, NASDAQ halted trading of the Company Common Stock prior to the opening of NASDAQ on the Closing Date. The Company requested NASDAQ to file with the SEC a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of the Company Common Stock from NASDAQ and the deregistration of the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company Common Stock is also expected to be de-listed from the TSX shortly following the Closing Date.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introduction and under Item 2.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

At the Effective Time, each holder of Company Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company (other than the right of the holders of Company Common Stock (excluding the Excluded Shares) to receive the Merger Consideration in accordance with the Merger Agreement).

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introduction and under Item 2.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

As a result of the Merger, a change in control of the Company occurred, and the Company is now a wholly-owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introduction of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

In connection with the consummation of the Merger and as contemplated by the Merger Agreement (and not because of any disagreement with the Company), each of Alan Batkin, Lord John Browne of Madingley, Michael Garland, Richard Goodman, Douglas Hall, Patricia Newson, and Mona Sutphen resigned from his or her respective position as a member of the board of directors of the Company, and any committee thereof, effective immediately following the Effective Time. In accordance with the terms of the Merger Agreement, immediately following the Effective Time, Michael Garland, Bruce Hogg and Michael Hill, as the directors of Merger Sub immediately prior to the Effective Time, became the directors of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

At the Effective Time, (i) the Company’s Amended and Restated Certificate of Incorporation was amended and restated in its entirety and (ii) the Bylaws of Merger Sub became the Second Amended and Restated Bylaws of the Company, each in accordance with the terms of the Merger Agreement.

Copies of the Second Amended and Restated Certificate of Incorporation of the Company and the Second Amended and Restated Bylaws of the Company are filed as Exhibits 3.1 and 3.2 hereto, respectively, which are incorporated herein by reference.

Item 8.01.	Other Events.

On March 16, 2020, the Company and CPPIB issued a joint press release announcing the closing of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Exhibits.

d. Exhibits

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of November 3, 2019, among Pattern Energy Group Inc., Pacific US Inc. and Pacific BidCo US Inc. (Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated November 3, 2019).

3.1	Second Amended and Restated Certificate of Incorporation of Pattern Energy Group Inc.

3.2	Second Amended and Restated Bylaws of Pattern Energy Group Inc.

99.1	Press release issued by Pattern Energy Group Inc. and CPPIB, dated March 16, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2020

PATTERN ENERGY GROUP INC.

By:	/s/ Kim H. Liou
Name: Kim H. Liou
Title: General Counsel and Secretary